UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):         February 4, 2014

USA TRUCK, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-19858	71-0556971
(Commission File Number)	(I.R.S. Employer Identification No.)

3200 Industrial Park Road
Van Buren, Arkansas	72956
(Address of Principal Executive Offices)	(Zip Code)

(479) 471-2500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

On February 4, 2014, USA Truck, Inc. (the "Company") entered into a settlement agreement (the "Settlement Agreement") with Knight Transportation, Inc. and Knight Capital Growth LLC (collectively, "Knight") for the purpose of resolving the action captioned USA Truck, Inc. v. Knight Transportation, Inc., No. 2:13-cv-02238-PKH, pending in the United States District Court for the Western District of Arkansas, Fort Smith Division.  Pursuant to the Settlement Agreement, and without either the Company or Knight admitting or conceding liability or wrongdoing, the pending lawsuit will be withdrawn by the Company, and the Company and Knight will exchange mutual releases.

Pursuant to Annex A of the Settlement Agreement, Knight has entered into a voting agreement with the Company (the "Voting Agreement") effective until September 30, 2014 (the "Voting Period").  During the Voting Period, Knight has agreed that all shares of common stock of the Company (the "Common Stock") beneficially owned by Knight or its affiliates shall not be voted (whether in person, by count, by proxy or otherwise); provided, that, Knight agrees to present its shares as present at any such meeting of the Company's stockholders.  During the Voting Period, Knight agrees not to, and will not permit any of its affiliates to, take any action in support of, or effect or seek, offer or propose to effect, the nomination or election as directors of persons other than those recommended by the Nominating and Corporate Governance Committee of the Board of Directors of the Company (the "Board").

If, during the Voting Period, (a) the Company proposes to enter into or pursue a process for a significant corporate transaction pursuant to which a person other than Knight would acquire (i) beneficial ownership of 50% or more of the voting power of the Company, or (ii) more than 50% of the assets of the Company, or (iii) securities representing 20% or more of the voting power of the Company, or (b) a person other than Knight or its affiliate commences a tender offer or exchange offer with respect to securities representing 50% or more of the voting power of the Company, the Company will provide Knight a reasonable opportunity to participate in any such process and make a proposal to the Company with respect to such potential transaction. Subject to certain requirements, if the Company complies with the foregoing requirement and enters into a merger agreement prior to September 30, 2014 with a person other than Knight, Knight will vote its shares in favor of such transaction that is at a higher notional price than Knight's proposal or in proportion to the Company's stockholders if not at a notionally higher price.

Pursuant to Annex B of the Settlement Agreement, Knight has entered into an agreement with the Company (the "Standstill Agreement") to observe certain standstill provisions until September 30, 2014 (the "Standstill Period"). During the Standstill Period, and subject to certain exceptions, Knight is restricted from, among other things, (a) effecting, seeking to effect or proposing (i) the acquisition of securities, or the rights or options to acquire any securities, or any assets, indebtedness or business of the Company, any of its subsidiaries or affiliates, (ii) any significant corporate transaction involving the Company, any of its subsidiaries or affiliates, or (iii) any proxy or consent solicitation, (b) forming, joining or participating in any group with respect to any securities of the Company, (c) seeking representation on the Board or otherwise acting to control or influence the management of the Company, the Board or the policies of the Company, (d) taking action that would, or would be reasonably expected to, require public disclosure regarding any of the types of matters set forth in clause (a) above, or (e) entering into any discussions or arrangements with any third party with respect to any of the foregoing.

If, during the Standstill Period, a person other than Knight (a) enters into an agreement with the Company pursuant to which such person would acquire, or otherwise purchases or acquires, (i) beneficial ownership of 50% or more of the voting power of the Company, (ii) more than 50% of the assets of the Company, or (iii) securities representing 20% or more of the voting power of the Company, (b) commences a tender offer or exchange offer with respect to securities representing 50% or more of the voting power of the Company, or (c) (i) makes a public proposal or announcement in aid of attempting to enter into any of the agreements or transactions set forth in clause (a) and (b) above and (ii) the Company provides such person with non-public information regarding the Company, the standstill provisions described above will be inoperative and of no force or effect.

The foregoing summary does not purport to be a complete summary of the Voting Agreement or the Standstill Agreement and is qualified in its entirety by reference to the full text of the Voting Agreement and the Standstill Agreement, copies of which are attached as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01                      Financial Statements and Exhibits

(d) Exhibits

99.1 Voting Agreement dated as of February 4, 2014, by and among USA Truck and Knight

99.2 Standstill Agreement dated as of February 4, 2014, by and among USA Truck and Knight

The information contained in Items 8.01 and 9.01 of this report and the exhibits hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The information in Items 8.01 and 9.01 of this report and the exhibits hereto may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Such statements are made based on the current beliefs and expectations of the Registrant’s management and are subject to significant risks and uncertainties.  Actual results or events may differ from those anticipated by forward-looking statements.  Please refer to the paragraph containing cautionary forward-looking language contained in various disclosures by the Registrant in its news releases, stockholder reports, and filings with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA Truck, Inc.
(Registrant)

Date:	February 6, 2014	/s/ John M. Simone
John M. Simone
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Exhibit
99.1	Voting Agreement dated as of February 4, 2014, by and among USA Truck and Knight
99.2	Standstill Agreement dated as of February 4, 2014, by and among USA Truck and Knight